NUVEEN TRADEWINDS GLOBAL ALL-CAP PLUS FUND

SUPPLEMENT DATED APRIL 13, 2012

TO THE PROSPECTUS DATED

NOVEMBER 30, 2011

Emily Alejos and Andrew Thelen have been named portfolio managers of the fund, replacing the fund’s current portfolio manager, effective immediately.

Emily Alejos, CFA, is Co-Chief Investment Officer, a portfolio manager and an agribusiness and food analyst at Tradewinds Global Investors, LLC (“Tradewinds”). Prior to joining Tradewinds in 2007, Ms. Alejos was with Credit Suisse Asset Management (“CSAM”) in New York for ten years. From 2004 to 2006, Ms. Alejos was a director and portfolio manager/analyst on the firm’s international focus team. For the seven years prior to that, she served as portfolio manager and head of Latin American equities, in addition to serving as a senior member of the firm’s global emerging markets team. Ms. Alejos began her career as an equity analyst, and then as an emerging markets portfolio manager with emphasis on Latin America, at Bankers Trust in New York and GT Capital in San Francisco.

Andrew Thelen, CFA, is Co-Chief Investment Officer, a portfolio manager and a chemicals and services analyst at Tradewinds. Prior to joining Tradewinds in 2006, Mr. Thelen was an equity analyst with Concord Investment Counsel where he focused on fundamental company analysis and special situations. Previous to that, he was chief financial officer for an international marketing services firm that specialized in on-line advertising and communications. Mr. Thelen also worked for publicly traded leisure company Sunterra Corporation as an acquisitions analyst, and for Arthur Andersen as a financial valuations consultant.

As previously announced, after the close of business on May 23, 2012, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation. The fund is currently closed to new investments, except for investments by defined contribution retirement plans that have existing fund accounts. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-GPLUSP-0412P

NUVEEN TRADEWINDS GLOBAL ALL-CAP PLUS FUND

SUPPLEMENT DATED APRIL 13, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED

NOVEMBER 30, 2011

Emily Alejos, CFA, and Andrew Thelen, CFA, have been named portfolio managers of the fund, replacing the fund’s current portfolio manager, effective immediately.

As previously announced, after the close of business on May 23, 2012, the fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation. The fund is currently closed to new investments, except for investments by defined contribution retirement plans that have existing fund accounts. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the fund. The fund reserves the right to modify the extent to which sales of shares are limited prior to the fund’s liquidation.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-GPLSAI-0412P